UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) January 22, 2009
HUNTINGTON BANCSHARES INCORPORATED

(Exact name of registrant as specified in its charter)

Maryland	1-34073	31-0724920

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Huntington Center 41 South High Street Columbus, Ohio	43287

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (614) 480-8300
Not Applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On January 22, 2009, Huntington Bancshares Incorporated (“Huntington”) issued a news release announcing its earnings for the quarter and year ended December 31, 2008. Also on January 22, 2009, Huntington made a Quarterly Financial Review available on its web site, www.huntington-ir.com.
     Huntington’s senior management will host an earnings conference call January 22, 2009, at 1:00 p.m. EST. The call may be accessed via a live Internet webcast at www.huntington-ir.com or through a dial-in telephone number at 800-223-1238; conference ID 77389849. Slides will be available at www.huntington-ir.com just prior to 1:00 p.m. EST on January 22, 2009, for review during the call. A replay of the web cast will be archived in the Investor Relations section of Huntington’s web site at www.huntington-ir.com. A telephone replay will be available two hours after the completion of the call through January 31, 2009, at 800-642-1687; conference call ID 77389849.
     The information contained or incorporated by reference in this Current Report on Form 8-K contains certain forward-looking statements, including certain plans, expectations, goals, projections, and statements, which are subject to numerous assumptions, risks, and uncertainties. Actual results could differ materially from those contained or implied by such statements for a variety of factors including: (1) deterioration in the loan portfolio could be worse than expected due to a number of factors such as the underlying value of the collateral could prove less valuable than otherwise assumed and assumed cash flows may be worse than expected; (2) changes in economic conditions; (3) movements in interest rates; (4) competitive pressures on product pricing and services; (5) success and timing of other business strategies; (6) the nature, extent, and timing of governmental actions and reforms; and (7) extended disruption of vital infrastructure. The Emergency Economic Stabilization Act of 2008 (EESA) passed 10/3/08 could have an undetermined material impact on company performance depending on rules of participation that have yet to be finalized. Additional factors that could cause results to differ materially from those described above can be found in Huntington’s 2007 Annual Report on Form 10-K, and documents subsequently filed by Huntington with the Securities and Exchange Commission. All forward-looking statements contained or incorporated by reference in this Current Report on Form 8-K are based on information available at the time of the release. Huntington assumes no obligation to update any forward-looking statement.
The fourth quarter 2008 Franklin Credit Management Corporation (Franklin) net charge-off information provided in the news release is not presented in accordance with Generally Accepted Accounting Standards (GAAP) because it excludes average loan balances related to Franklin in the narrative. Below is a reconciliation based on GAAP.

	2008		2007
(in millions)	Fourth	Third	Fourth
Commercial and industrial net charge-offs
Total	$473.4	$29.6	$323.9
Franklin	(423.3)	( -)	(308.5)

Non-Franklin	$50.1	$29.6	$15.4

Commercial and industrial average loan balances:
Total	$13,746	$13,629	$13,270
Franklin	(1,085)	(1,114)	(1,522)

Non-Franklin	$12,661	$12,515	$11,748

Commercial and industrial net charge-offs – annualized percentages
Total	13.78%	0.87%	9.76%
Franklin	—	—	—
Non-Franklin	1.58%	0.95%	5.24%

Total net charge-offs – annualized percentages
Total	5.41%	0.92%	3.77%
Franklin	—	—	—
Non-Franklin	1.36%	0.84%	0.72%
     The information contained or incorporated by reference in Item 2.02 of this Form 8-K shall be treated as “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.
Item 9.01. Financial Statements and Exhibits.
     The exhibits referenced below shall be treated as “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.
(d) Exhibits.
Exhibit 99.1 — News release of Huntington Bancshares Incorporated, dated January 22, 2009.
Exhibit 99.2 — Quarterly Financial Review, December 2008.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTINGTON BANCSHARES INCORPORATED
Date: January 22, 2009	By:	/s/ Donald R. Kimble
Donald R. Kimble
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	News release of Huntington Bancshares Incorporated, January 22, 2009.

Exhibit 99.2	Quarterly Financial Review, December 2008.